DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 29, 2012

On August 23, 2012, the Board of Trustees of Delaware VIP Trust voted to approve changes related to the Series’ investment policy in emerging markets debt securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the second paragraph in the section entitled, “WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?”:

The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 25% of the Series' total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2012.